Exhibit 99.1

At NationsHealth:	At Rx Communications Group:
Glenn Parker, MD, CEO 954-903-5000	Melody A. Carey (investors) 917-322-2571
Tim Fairbanks, CFO 954-903-5000
FOR IMMEDIATE RELEASE
NATIONSHEALTH ANNOUNCES 2005 THIRD QUARTER FINANCIAL RESULTS
SUNRISE, Fla. – November 8, 2005 — NationsHealth, Inc. (Nasdaq: NHRX; NHRXW; NHRXU) today announced its financial results for the three and nine months ended September 30, 2005.
Revenue for the three months ended September 30, 2005 increased 6% to $21.3 million from $20.1 million for the same period in 2004. Net income for the three months ended September 30, 2005 was $11.8 million, or $0.40 per diluted share, compared to a net loss of $0.9 million, or $0.03 per share, for the same period in 2004. For the nine months ended September 30, 2005, revenue increased 20% to $62.4 million versus $52.0 million for the same period in 2004. Net loss for the nine months was $1.9 million, or $0.07 per share, compared to a net loss of $8.2 million, or $0.31 per share, for the same period in 2004. As previously announced, the company sold its respiratory division effective September 2, 2005. Results for the three and nine months ended September 30, 2005 include revenue from shipments of respiratory supplies up to September 2, 2005, as well as a $15.5 million gain on the sale of the division. Costs continue to reflect NationsHealth’s efforts with CIGNA to launch a national Prescription Drug Plan under Medicare Part D.
NationsHealth’s sale of its respiratory business enabled it to shift its resources into the emerging Medicare Part D business and avoid the future impact of recent and potential continued reductions in Medicare reimbursement rates for certain respiratory supplies and medications.
NationsHealth’s CEO, Glenn M. Parker, M.D. commented, “We have made great progress with the launch of our Part D business in association with CIGNA. We began our advertising campaign on October 3rd and have secured a significant amount of additional capacity to handle anticipated call volume. Furthermore, we have developed key exclusive retail pharmacy relationships with Kmart, Publix, Giant and Duane Reade, to expand our reach to the estimated 20 million seniors who represent this market over the next five years. Our relationship with CIGNA, together with our 118,000 Medicare Part B patients and more than three million cardholders, uniquely positions us to be a leader in providing prescription drug insurance to Medicare seniors.”
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NationsHealth, Inc. News Release

About NationsHealth, Inc.
NationsHealth improves the delivery of healthcare to Medicare and managed care beneficiaries by providing medical products and prescription related services. NationsHealth will offer a national prescription drug plan under Medicare Part D in a strategic alliance with CIGNA beginning November 15, 2005. NationsHealth currently has more than 3.1 million discount prescription cardholders, with cards accepted at over 50,000 pharmacies nationwide. In addition, NationsHealth provides home delivery of diabetes and ostomy medical products to more than 108,000 patients. NationsHealth is also the provider of diabetes supplies to more than 10,000 Medicare beneficiaries at over 1,100 Kmart pharmacies. For more information please visit http://www.nationshealth.com.
This press release contains forward-looking statements about NationsHealth, including statements regarding anticipated enrollment and private sector market opportunities in Medicare Part D and specialty pharmaceutical programs and the potential success of our strategic partnerships and joint ventures, none of which should be construed in any manner as a guarantee that such results will in fact occur. In addition, other written or oral statements that constitute forward-looking statements may be made by us or on our behalf. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of NationsHealth’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: projections with respect to enrollment and market opportunities for Part D and specialty pharmacy programs; our ability to maintain our existing customer base; our customers’ desire to take advantage of our Part D and specialty pharmacy services; uncertainty in our costs incurred in administering the Part D program; changes in Medicare, Medicaid, Tricare, Champus and any other state or national-based reimbursement program; changing interpretations of generally accepted accounting principles; outcomes of government reviews of NationsHealth’s business practices; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory requirements or changes adversely affecting the businesses in which NationsHealth is engaged; fluctuations in customer demand; management of rapid growth; our ability to compete effectively; timing and market acceptance of new products sold by NationsHealth; general economic conditions; and geopolitical events and regulatory changes. For a further list and description of such risks and uncertainties, see the reports filed by NationsHealth with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. NationsHealth cautions investors not to place undue reliance on the forward-looking statements contained herein. These statements speak only as of the date of this press release and, except as required by applicable law, NationsHealth assumes no obligation to update the information contained herein.
(financial tables to follow)

NationsHealth, Inc. News Release

SUMMARY CONSOLIDATED STATEMENTS OF OPERATIONS DATA
(unaudited)
(in thousands, except per share data)

	Three Months Ended
	September 30,
	2005	2004
Revenue:
Net product sales	$18,167	$19,383
Prescription card revenue	2,316	704
Service revenue	780	—

	21,263	20,087

Cost of product sales	8,037	6,283
Cost of services	1,311	—

Gross Profit	11,915	13,804

Operating Expenses:
Patient acquisition and related costs	3,256	4,245
Patient service and fulfillment	3,593	3,148
General and administrative	5,576	3,237
Provision for doubtful accounts	2,330	3,533
Depreciation and amortization	224	139
Gain on sale of respiratory division	(15,508)	—

	(529)	14,302

Income (Loss) from Operations	12,444	(498)

Other Income (Expense):
Interest income	35	—
Interest expense	(687)	(390)

	(652)	(390)

Net Income (Loss)	$11,792	$(888)

Earnings (Loss) per share
Basic	$0.45	$(0.03)

Diluted	$0.40	$(0.03)

Weighted average common shares outstanding
Basic	26,283	26,150

Diluted	30,105	26,150

NationsHealth, Inc. News Release

SUMMARY CONSOLIDATED STATEMENTS OF OPERATIONS DATA
(unaudited)
(in thousands, except per share data)

	Nine Months Ended
	September 30,
	2005	2004
Revenue:
Net product sales	$55,299	$50,078
Prescription card revenue	6,327	1,893
Service revenue	780	—

	62,406	51,971

Cost of product sales	23,448	16,291
Cost of services	1,311	—

Gross Profit	37,647	35,680

Operating Expenses:
Patient acquisition and related costs	17,976	16,626
Patient service and fulfillment	11,418	9,558
General and administrative	15,193	7,518
Provision for doubtful accounts	7,575	9,128
Depreciation and amortization	653	334
Gain on sale of respiratory division	(15,508)	—

	37,307	43,164

Income (Loss) from Operations	340	(7,484)

Other Income (Expense):
Interest income	55	2
Interest expense	(2,277)	(712)

	(2,222)	(710)

Net Loss	$(1,882)	$(8,194)

Loss per share (basic and diluted)	$(0.07)	$(0.31)

Weighted average common shares outstanding (basic and diluted)	26,211	26,150

NationsHealth, Inc. News Release

SUMMARY CONSOLIDATED BALANCE SHEETS
(unaudited)
(in thousands)

	September 30,	December 31,
	2005	2004
ASSETS
Current Assets:
Cash and cash equivalents	$15,107	$2,904
Restricted certificate of deposit	—	100
Accounts receivable, net	7,140	8,708
Inventory	2,058	1,719
Costs related to billings in process, net	1,229	1,437
Other receivables	1,532	—
Investment held in trust	—	2,000
Prepaid expenses and other current assets	1,335	392

Total current assets	28,401	17,260
Property and equipment, net	2,896	1,770
Investment in joint venture	1,530	—
Other assets, net	1,525	346

Total assets	$34,352	$19,376

LIABILITIES AND STOCKHOLDERS’ EQUITY / DEFICIENCY
Current Liabilities:
Accounts payable	$3,044	$4,595
Accounts payable, related party	4,942	5,004
Accrued expenses	5,715	7,195
Deferred revenue, current portion	725	—
Line of credit	3,943	2,619

Total current liabilities	18,369	19,413

Long-Term Liabilities:
Deferred revenue	715	—
Convertible notes, net	4,926	—
Other long-term liabilities	215	—

Total long-term liabilities	5,856	—

Stockholders’ Equity (Deficiency):
Common stock	3	3
Additional paid-in capital	44,361	32,315
Accumulated deficit	(34,237)	(32,355)

Total stockholders’ equity (deficiency)	10,127	(37)

Total liabilities and stockholders’ equity / deficiency	$34,352	$19,376

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